UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2011

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2011, the Compensation Committee (the "Committee") of the Board of Directors of SunTrust Banks, Inc. (the "Registrant") made changes to certain senior officer compensation arrangements in connection with the previously announced management transition. Those changes, and the effective dates of those changes, are as follows:

James M. Wells III – in connection with his appointment as Executive Chairman, the Committee reduced Mr. Well’s base salary to $700,000 effective June 1, 2011.

William H. Rogers, Jr. – in connection with his appointment as President and Chief Executive Officer, the Committee increased Mr. Rogers’ base salary to $900,000 effective June 1, 2011.

Mark A. Chancy – in connection with his appointment as Wholesale Banking Executive, the Committee increased Mr. Chancy’s base salary to $600,000 effective May 1, 2011. In addition, the Committee granted Mr. Chancy 7,819 performance-vested restricted stock units which vest based upon the Company’s total shareholder return (TSR) measured over three years relative to the TSR of the companies which comprise the KBW Bank Sector Index. We describe these RSU’s in greater detail in an 8-K filed April 1, 2011.

Thomas E. Freeman – the Committee increased Mr. Freeman’s base salary to $525,000 effective May 1, 2011.

Aleem Gillani – in connection with his appointment as Corporate Executive Vice President, Chief Financial Officer and Treasurer, the Committee increased Mr. Gillani’s base salary to $475,000 effective May 1, 2011. In addition, the Committee granted Mr. Gillani 8,000 performance-vested restricted stock units which vest based upon achievement of a Tier 1 capital goal measured at December 31, 2011. Tier 1 capital is a classification of equity capital used by the Company’s banking regulators. We describe these RSU’s in greater detail in an 8-K filed April 1, 2011.

Finally, the Committee made corresponding adjustments to the target annual incentive amounts for each of Messrs. Wells, Rogers, Chancy and Gillani.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of SunTrust Banks, Inc. was held on April 26, 2011. Represented at the meeting were 429,089,404 shares of 501,589,463 eligible shares. At the meeting, the shareholders of SunTrust took the following actions, and cast the following votes:

1. Shareholders elected the following persons as directors of SunTrust:

Robert M. Beall, II (for – 376,683,270; against – 4,778,426; abstain – 829,695; non votes – 46,797,583; and uncast - 430);
Alston D. Correll (for – 374,726,464; against – 6,706,899; abstain – 858,028; non votes – 46,797,583; and uncast - 430);
Jeffrey C. Crowe (for – 376,738,861; against –4,734,779; abstain – 817,751; non votes – 46,797,583; and uncast - 430);
Blake P. Garrett, Jr. (for – 376,344,126; against – 5,075,053; abstain – 831,729; non votes – 46,797,583; and uncast – 40,913);
David H. Hughes (for – 374,725,193; against – 6,715,774; abstain – 844,806; non votes – 46,801,583; and uncast – 2,048);
M. Douglas Ivester (for – 373,208,208; against – 8,281,014; abstain – 802,169; non votes – 46,797,583; and uncast - 430);
J. Hicks Lanier (for – 369,863,862; against – 9,952,086; abstain – 2,474,688; non votes – 46,797,583; and uncast – 1,184);
Kyle Prechtl Legg (for – 377,273,668; against – 2,393,468; abstain – 2,624,403; non votes – 46,797,583; and uncast - 282);
William A. Linnenbringer (for – 377,196,527; against – 4,307,667; abstain – 787,627; and non votes – 46,797,583);
G. Gilmer Minor III (for – 373,105,816; against – 8,315,378; abstain – 870,628; and non votes – 46,797,583);
Frank S. Royal M.D. (for – 374,594,343; against – 6,835,031; abstain – 860,585; non votes – 46,797,583; and uncast – 1,861);
Thomas R. Watjen (for – 377,314,545; against – 4,146,456; abstain – 830,280; non votes – 46,797,583; and uncast - 540);
James M. Wells III (for – 367,344,290; against – 14,154,317; abstain – 776,360; non votes – 46,797,583; and uncast – 16,853); and
Dr. Phail Wynn, Jr. (for – 376,508,870; against – 4,976,343; abstain – 806,608; and non votes – 46,797,583).

2. Shareholders approved (85.0% of the votes cast) the amendment to add shares of common stock to the SunTrust Banks, Inc. 2009 Stock Plan (for – 324,228,849; against – 57,049,907; abstain – 1,009,348; non votes – 46,797,583; and uncast 3,717).

3. Shareholders ratified (99.2% of the votes cast) the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2011 (for – 424,593,788; against – 3,587,251; and abstain - 908,365).

4. Shareholders approved (97.6% of the votes cast) the non-binding advisory vote ("say-on-frequency") resolution regarding the compensation of the Company’s executives as described in the Summary Compensation Table as well as in the Compensation Discussion and Analysis and the other executive compensation tables and related discussion (for – 371,162,352; against – 9,325,055; abstain – 1,802,044; non votes – 46,797,583; and uncast – 2,371).

5. Shareholders recommended (82.4% of the votes cast) that we conduct a non-binding advisory vote ("say-on-pay") on compensation every year (every year – 331,788,982; every second year – 1,536,525; every third year – 65,609,203; abstain – 1,349,363; non votes – 46,797,583; and uncast – 7,748).

6. Shareholders rejected (74.4% of the votes cast) the shareholder proposal regarding the preparation and publication of a sustainability report (for – 78,180,386; against – 226,854,647; abstain -77,256,161; non votes - 46,797,583; and uncast - 627).

Item 8.01 Other Events.

In connection with the election of a new director, Kyle Prechtl Legg, SunTrust’s Board of Directors approved new committee assignments. Ms. Legg was added to the Audit and the Governance and Nominating Committees. Effective immediately, the Board’s committees will be comprised of the following directors:

Audit Committee
M. Douglas Ivester, Chair
Robert M. Beall, II
J. Hicks Lanier
Kyle Prechtl Legg
G. Gilmer Minor, III
Frank S. Royal
Thomas R. Watjen

Compensation Committee
Alston D. Correll, Chair
Jeffrey C. Crowe
Blake P. Garrett, Jr.
David H. Hughes
William A. Linnenbringer
Phail Wynn, Jr.

Executive Committee
James M. Wells III, Chair
Alston D. Correll
Jeffrey C. Crowe
M. Douglas Ivester
G. Gilmer Minor, III

Governance and Nominating Committee
G. Gilmer Minor III, Chair
Robert M. Beall II
M. Douglas Ivester
J. Hicks Lanier
Kyle Prechtl Legg
Frank S. Royal
Thomas R. Watjen

Risk Committee
Jeffrey C. Crowe, Chair
Alston D. Correll
Blake P. Garrett, Jr.
David H. Hughes
William A. Linnenbringer
Phail Wynn, Jr.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Director Restricted Stock Award Agreement.

10.2 Form of Director Restricted Stock Unit Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

April 27, 2011	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of Director Restricted Stock Award Agreement.
10.2	Form of Director Restricted Stock Unit Award Agreement.